CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


IMSCO Technologies, Inc.
North Andover, Massachusetts

         We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of our report dated April 28, 1999 except as to Note 16D for which the date is May 25, 1999 and Note 16E for which the date is May 26, 1999, relating to the financial statements of IMSCO Technologies, Inc., as of December 31, 1997 and December 31, 1998 , which is contained in that Prospectus.

         We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                                   /s/ Moore Stevens, P.C.
                                                   --------------------------
                                                   Moore Stevens, P.C.

Cranford, New Jersey
June 18, 1999

                                  EXHIBIT INDEX
                                                                    Sequentially
Exhibit                                                               Numbered
Number                    Exhibits                                     Pages
------                    --------                                  ------------

         The Exhibits listed below are either filed or are deemed to be filed as part of this Report.

      2.0   -- Agreement and Plan of Reorganization dated August 11, 1986 (filed
               as   Exhibit  C-1  to  Form   8-K,  File   Number  2-98084-D  and
               incorporated herein by reference).

      3.0 -- Articles of Incorporation and By-Laws (filed as Exhibits 4 and 5 to the Company's Registration Statement on Form S-18, File Number 2-98084-D and incorporated herein by reference).

      3.1   -- Amended  and  Restated  Certificate  of  Incorporation  (filed as
               Exhibit 3.1 to the Company's Registration Statement on Form SB-2, File Number 333-19707 and incorporated herein by reference.)

      3.2 -- Bylaws of the Company (filed as Exhibit 3.2 to the Company's Registration Statement on Form SB-2, File Number 333-19707 and incorporated herein by reference.)


      4.1 -- Form of common stock Certificate (filed as Exhibit 4.1 to the Company's Registration Statement on Form SB-2, File Number 333-19707 and incorporated herein by reference.)

      4.2 -- Form of 2003 common stock Purchase Warrant (filed as Exhibit 4.2 to the Company's Registration Statement on Form SB-2, File Number 333-19707 and incorporated herein by reference.)

      4.3   -- Form of Class B common stock  Purchase  Warrant (filed as Exhibit
               4.3 to the Company's Registration Statement on Form SB-2, File Number 333-19707 and incorporated herein by reference.)

      4.4   -- Form of Class C common stock  Purchase  Warrant (filed as Exhibit
               4.4 to the Company's Registration Statement on Form SB-2, File Number 333-19707 and incorporated herein by reference.)

      4.5   -- Form of Class D common stock  Purchase  Warrant (filed as Exhibit
               4.51 to the Company's Registration Statement on Form SB-2, File Number 333-19707 and incorporated herein by reference.)


      5**   -- Opinion of Cummings & Lockwood.

      (6)(A)-- Note and Security Agreement dated October 3, 1986 between Company and Naper Bank, N.A. (filed as Exhibit 10(A) to Annual Report on Form 10-K, File Number 2-98084-D and incorporated herein by reference).

      (6)(B)-- Agreement dated October 22, 1986 between Company and LKB Diagnostics, Inc. regarding exclusive right and authority to market, sell and distribute certain LKB products (filed as
               Exhibit 10(B to Annual Report on Form 10-K, File Number 2-98084-D and incorporated herein by reference).

      (6)(C)-- Outside Director's Stock Option Plan dated May 21, 1987 (filed as
               Exhibit   (10)(c)  to  Annual  Report on  Form 10-K, File  Number
               2-98084-D and incorporated herein by reference).

      (6)(D)-- Placement   Letter   dated    April  11,   1994   between    D.H.
               Vermogensverwaltungs-und Beteiligungsgesellschaft mbH and the Company.(1)

      (6)(E)-- Promissory  Note dated April 12, 1994 made by the  Company to the
               order of  D.H.Vermogensverwaltungs-und   Beteiligungsgesellschaft
               mbH.(1)


      (6)(F)-- Common stock Purchase Warrant dated April 12, 1994 issued by the Company to D.H. Vermogensverwaltungs-und Beteiligungsgesellschaft mbH.(1)


      (6)(G)-- Amendment  Dated August 29, 1994 to Placement  Letter dated April
               11,     1994      between     D.H.       Vermogensverwaltungs-und
               Beteiligungsgesellschaft mbH. and the Company.(1)

      (6)(H)-- Consulting Agreement dated July 1, 1992 between IMSCO, Inc. and Waldman Biomedical, Inc., and Addendum thereto Dated July 1, 1994.(1)


      (6)(I)-- Escrowed common stock Agreement made as of September 30, l995 between Decaf Products, Inc. and James G. Yurak.(2)


      (6)(J)-- Employment Agreement effective as of January 1, 1996 between Decaf Products, Inc. and James G. Yurak.(2)

      (6)(K)-- License Agreement dated February 23, 1996 between IMSCO, Inc. and Decaf Products.(2)

      10.1. -- Stock Purchase Agreement between the Company and Hampton Tech Partners II, LLC dated September 20, 1996 (Filed on Form 8-K dated October 1, 1996 -- Commission No. 0-24520).

      10.2. -- Media   Purchase  Agreement  between  the  Company  and  Proxhill
               Marketing, Ltd., dated September 20, 1996 (Filed on Form 8-K dated October 1, 1996 -- Commission No. 0-24520).

      10.3. -- Manufacturing and Distribution Agreement between the Company and NEWCO Enterprises, Inc., dated September 20, 1996 (Filed on Form 8-K dated October 1, 1996 -- Commission No. 0-24520).

      10.4.-- Marketing Agreement between the Company and Huhes Edwards & Price, Inc., dated September 20, 1996 (Filed on Form 8-K dated October 1, 1996-- Commission No. 0- 24520).

      10.5. -- Consulting Agreement between the Company and Edmund Abramson dated August 13, 1996.(3)

      10.6. -- Consulting Agreement between the Company and WRA Consulting, Inc., dated August 13, 1996.(3)

      10.7 -- Agreement between the Company and Universal Sales dated as of September 1, 1996.(3)

      10.8  -- Employment  Agreement  dated  as  of   October  1,  1997  between
               Alexander T. Hoffmann and the Company(4).

      10.9 -- Form of 8% Convertible Debenture issued to Amro International, Ltd.(5)

      10.10 -- Note and Warrant Purchase Agreement dated February 9, 1999 between the Company and AMRO International, Ltd.(5)

      10.11 -- Registration Rights Agreement dated February 9, 1999 between the Company and AMRO International, Ltd.(6)

      11.12 -- Warrant dated February 9, 1999 issued by the Company to AMRO International, Ltd.(6)

      11.13 -- Selling Agreement between Sands Brothers & Co., Ltd and the Company dated July 31, 1998 (6)

      23.1**-- Consent of Cummings & Lockwood (Included in Exhibit 5).

     ** To be filed by amendment.

Footnotes

(1) Filed as Exhibits to the Company's Form 10-SB dated July 14, 1994, File Number 0-24520, and incorporated herein by reference.

(2) Filed as Exhibits to the Company's Form 10-KSB for the year ended December 31, 1995, File Number 0-24520, and incorporated by reference herein.

(3) Filed as Exhibits to the Company's Form 10-KSB for the year ended December 31, 1996, File Number 0-24520, and incorporated by reference herein.

(4) Filed as Exhibits to the Company's Form 10-KSB for the year ended December 31, 1997, File Number 0-24520, and incorporated by reference herein.

(5) Filed as Exhibits to the Company's Form 8-K dated February 19, 1999, File Number 0-25420, and incorporated by reference herein.

(6) Filed as Exhibits to the Company's Form 10-KSB for the year ended December 31, 1998. File Number 0-25420, and incorporated by reference herein.